STATUTORY RESERVES	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Insurance [Abstract]
STATUTORY RESERVES

NOTE 9 – STATUTORY RESERVES

Under the laws of the PRC the Company’s subsidiaries are required to make appropriate at least 10% of their annual after-tax profits, as determined in accordance with accounting principles generally accepted in the PRC (“PRC GAAP”), to a statutory surplus reserve until the accumulated balance of such reserve reaches 50% of the respective subsidiary’s registered capital. If a PRC subsidiary has accumulated losses from prior years, its current-year after-tax profits are first used to offset such accumulated losses before any appropriation to the statutory surplus reserve is made.

The statutory surplus reserve may be used to offset accumulated losses, expand the subsidiary’s business operations, or increase its registered capital in accordance with applicable PRC laws and regulations. Amounts appropriated to the statutory surplus reserve are generally not available for distribution as cash dividends.

The statutory surplus reserves of the Company’s PRC subsidiaries were $0 and $0 as of June 30, 2026 and December 31, 2025.

NOTE 8 – STATUTORY RESERVES

Under the laws of the PRC the Company’s subsidiaries are required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. The reserves amounted to $0 and $0 as of December 31, 2025 and 2024.